Exhibit 99.2

PADDOCK ENTERPRISES, LLC ( An O - I Glass, Inc. Affiliate ) Seeks A Final And Equitable Resolution To Its Legacy Asbestos - Related Claims January 6, 2020

SAFE HARBOR COMMENTS

Forward-Looking Statements

These slides contain "forward-looking" statements related to O-I Glass, Inc. ("O-I Glass" or the "Company") within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 27A of the Securities Act of 1933. These forward-looking statements relate to a variety of matters, including, without limitation, statements regarding the approval, consummation and potential impact of the Corporate Modernization. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words "believe," "expect," "anticipate," "will," "could," "would," "should," "may," "plan," "estimate," "intend," "predict," "potential," "continue," and the negatives of these words and other similar expressions generally identify forward-looking statements.

It is possible that the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) risks inherent in, and potentially adverse developments related to, the Chapter 11 bankruptcy proceeding involving the Company's wholly owned subsidiary Paddock Enterprises, LLC ("Paddock"), that could adversely affect the Company and the Company's liquidity or results of operations, including risks from asbestos-related claimant representatives asserting claims against the Company and potential for litigation and payment demands against us by such representatives and other third parties, (2) the potential impact of the Corporate Modernization on the Company's branding and business, (3) the potential costs of the Corporate Modernization, (4) the Company's ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the Company's operating efficiency and working capital management, achieving cost savings, and remaining well-positioned to address the Company's legacy liabilities, (5) the Company's ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (6) the Company's ability to achieve its strategic plan, (7) foreign currency fluctuations relative to the U.S. dollar, (8) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (9) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (10) the Company's ability to generate sufficient future cash flows to ensure the Company's goodwill is not impaired, (11) consumer preferences for alternative forms of packaging, (12) cost and availability of raw materials, labor, energy and transportation, (13) consolidation among competitors and customers, (14) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (15) unanticipated operational disruptions, including higher capital spending, (16) the Company's ability to further develop its sales, marketing and product development capabilities, (17) the failure of the Company's joint venture partners to meet their obligations or commit additional capital to the joint venture, (18) the ability of the Company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (19) changes in U.S. trade policies, and the other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequently filed Quarterly Reports on Form 10-Q or the Company's other filings with the Securities and Exchange Commission.

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3 EXECUTING ON O - I GLASS’ INVESTMENT THESIS STRONG MARKET POSITION ◉ Leading Global Glass Producer ◉ Strategic Blue Chip Customer Base ◉ Glass Set to Win in Green Economy OPTIMIZE CAPITAL STRUCTURE ◉ Strategic Portfolio Review ◉ De - risk Legacy Liabilities IMPROVE OPERATIONS ◉ Revenue / Mix Optimization ◉ Accelerated Cost Reduction / TSC ◉ AM North Footprint Optimization BREAKTHROUGH INNOVATION: MAGMA ◉ Lower Cost & Capital ◉ Rapid Deployment, Scalability ◉ Sustainability Benefits Increase Earnings and Cash Flow Debt Reduction Higher ROIC Focus of today’s announcement

HIGHLIGHTS 4 ● The Company is taking steps to permanently resolve its legacy asbestos - related liability ◉ Legacy liability stems from manufacturing of a thermal insulation product called “ Kaylo ” from 1948 – 1958 ◉ Exited the business in 1958 and incurred ~ $5B gross expense for its Kaylo asbestos - related costs over 40 years of litigation ● On December 26 - 27, 2019, the Company modernized its corporate structure ◉ Created a new parent company O - I Glass, Inc. (“O - I Glass”) that includes two direct subsidiaries: Owens - Illinois Group, Inc. (“Owens - Illinois Group”) and Paddock Enterprises, LLC (“Paddock”) ◉ Owens - Illinois Group comprises all of the Company’s glass - operations ◉ Paddock (successor by merger to Owens - Illinois, Inc.) includes all the Company’s legacy asbestos - related liabilities, which are structurally isolated from the rest of the Company ● On January 6, 2020, Paddock filed a voluntary petition for a Chapter 11 Reorganization ◉ Chapter 11 applies only to Paddock and NOT O - I Glass, Inc. or any of its glass - making or related subsidiaries ◉ No changes for O - I Glass or Owens - Illinois Group – business as usual ● Key Implications ◉ Asbestos - related claim payments suspended, pending final determination by the bankruptcy court – immediate benefit to cash flows ◉ Bankruptcy court is a single forum to create certainty and finality by fairly and equitably resolving all current and future asb estos - related claims ◉ Removes source of balance sheet and cash flow volatility and uncertainty, enhancing free cash flow and capital allocation fle xib ility Addressing Paddock’s legacy liabilities through Chapter 11 will support a number of critical strategic efforts and possibilities as O - I Glass leverages its position as the world's leading manufacturer of sustainable glass packaging 4

BACKGROUND 5 ● The Company operated a former business unit that produced / sold a thermal insulation product called “ Kaylo ” ◉ Years of operation: 1948 to 1958 (sold unit in April 1958) ● The Company has incurred significant costs to resolve asbestos - related lawsuits and claims. Through 9/30/19: ◉ $ 5.0B gross expense has been incurred ◉ Over 400,000 asbestos - related claims disposed ◉ $467M lifetime asbestos - related liabilities accrued as of 9/30/19 ● Asbestos - related claims predominantly resolved under administrative claims - handling agreements 2015 2016 2017 2018 $0 $25 $50 $75 $100 $125 $150 ($M) ASBESTOS - RELATED PAYMENTS 2015 2016 2017 2018 $0 $200 $400 $600 $800 $1,000 ($M) ASBESTOS - RELATED LIABILITIES Additional Charge

WHY FILE CHAPTER 11 NOW?

- **Fresh eye review of Asbestos strategy**

- **Chapter 11 option now more attractive**
  - Recent legal developments make the Corporate Modernization and Chapter 11 option more viable and attractive now

- **Tort environment continues to deteriorate**
  - Growth of significant verdicts and lowering of evidentiary standards in other torts, such as talc, have made tort system litigation riskier
  - Plaintiffs are increasingly unwilling to accept historic resolution values despite aging of plaintiff population and narrowing of window for legitimate exposure. Rather than decline, demands and values have escalated.

- **Federal bankruptcy court centralizes claims in one forum**
  - Values current and future claims based on uniform criteria
  - Creates finality and certainty for lifetime cost
  - Ensures fair and equitable payment to current and future claimants

Positive legal developments, benefits of federal court procedures and deteriorating tort environment make a Chapter 11 Reorganization the right choice to manage Paddock's legacy asbestos-related liability

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KEY IMPLICATIONS AND NEXT STEPS Business as usual for O - I Glass. Asbestos - related liability subject to final determination in bankruptcy court. Pending final determination, asbestos - related claims payments suspended, benefiting FCF and providing greater capital allocation flexibility. 7 ● Business as usual for O - I Glass ◉ O - I Glass, Inc. shares were converted 1 - 1 from Owens - Illinois, Inc. and are trading on NYSE under ticker “OI” ◉ No expected changes to dividend policy or share repurchase programs ● Asbestos - related liability status ◉ As of September 30, 2019, balance sheet included $467M undiscounted lifetime asbestos - related liability ◉ Chapter 11 does NOT eliminate the asbestos - related liability; ultimate liability will be subject to negotiation and approval by the court ● Future Free Cash Flow and annual asbestos - related claims payments ◉ Asbestos - related claims payments are suspended during the Chapter 11 proceedings and could take some time before final funding determined ◉ Accordingly, the Company does NOT anticipate reporting "adjustments" to its Free Cash Flow metrics beginning in 2020

Appendix

STRUCTURE COMPARISON 9 Former Organizational Structure New Organizational Structure Owens Illinois, Inc (“Old Holdings”) Owens Illinois Group (“Company”) Subsidiaries Old Holdings/ Merger Survivor Owens Illinois Group (“Company”) Subsidiaries New Holdings Public Shareholders Public Shareholders Owens - Illinois, Inc. Owens - Illinois Group, Inc. O - I Glass, Inc. Owens - Illinois Group, Inc. Owens - Brockway Packaging, Inc. Owens - Brockway Glass Container Inc. OI European Group B.V. OI European Group B.V. Owens - Brockway Glass Container Inc. Owens - Brockway Packaging, Inc. Paddock Enterprises, LLC ▪ Capitalized with cash and assets ▪ Support Agreement in place with O - I Glass Paddock Enterprises (successor by merger to Owens - Illinois, Inc.) includes all the Company’s legacy asbestos liabilities, which are structurally isolated from the rest of the Company

TYPICAL ASBESTOS - RELATED BANKRUPTCY FILING PROCESS ● Bankruptcy filing accepted into court system ● Litigation/negotiation process begins ◉ Process typically takes anywhere from 1 to 7 years to run its course ◉ Asbestos - related claims payments suspended pending final determination ● Final determination reached in bankruptcy court ◉ Creates certainty and finality ● Section 524(g) trust established and funding mechanisms determined ◉ Various options are available to fund the trust that will resolve all current and future asbestos - related claims 10